Exhibit 99.1

Liquidia Technologies, Inc.

419 Davis Drive, Suite 100

Morrisville, NC 27560

MEDIA RELEASE

www.liquidia.com

Liquidia Announces Postponement of Special Meeting of Stockholders

RESEARCH TRIANGLE PARK, N.C., October 19, 2020 - Liquidia Technologies, Inc. (NASDAQ: LQDA), a late-stage clinical biopharmaceutical company focused on the development and commercialization of novel products using its proprietary PRINT® technology, today announced that it has postponed the special meeting of stockholders, originally scheduled for October 21, 2020.

On October 16, 2020, Liquidia received an unsolicited offer to enter into a License Agreement for the Company’s LIQ861 product candidate (the “Offer”). The Offer is also conditioned upon Liquidia terminating the Agreement and Plan of Merger, dated as of June 29, 2020, by and among the Company, RareGen, LLC, Liquidia Corporation, Gemini Merger Sub I, Inc., Gemini Merger Sub II, LLC, and PBM RG Holdings, LLC (the “Merger Agreement”). The Liquidia Board of Directors is evaluating whether the Offer constitutes a “Superior Proposal” pursuant to the Merger Agreement and has decided to postpone the Special Meeting to provide additional time to fully consider all relevant factors with respect to the Offer.

The Company will provide additional disclosure upon the conclusion of its review and provide additional information regarding a date for the Special Meeting, if applicable.

About Liquidia

Liquidia is a late-stage clinical biopharmaceutical company focused on the development and commercialization of novel products using its proprietary PRINT® technology to transform the lives of patients. PRINT is a particle engineering platform that enables precise production of uniform drug particles designed to improve the safety, efficacy and performance of a wide range of therapies. Currently, Liquidia is focused on the development of two product candidates for which it holds worldwide commercial rights: LIQ861 for the treatment of pulmonary arterial hypertension (PAH) and LIQ865 for the treatment of local post-operative pain. Liquidia is headquartered in Research Triangle Park, NC. For more information, please visit www.liquidia.com.

Liquidia Technologies, Inc.

419 Davis Drive, Suite 100

Morrisville, NC 27560

MEDIA RELEASE

www.liquidia.com

Cautionary Statements Regarding Forward-Looking Statements

This press release may include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical facts, including statements regarding our future results of operations and financial position, our strategic and financial initiatives, our business strategy and plans and our objectives for future operations, are forward-looking statements. Such forward-looking statements, including statements regarding clinical trials, clinical studies and other clinical work (including the funding therefor, anticipated patient enrollment, safety data, study data, trial outcomes, timing or associated costs), regulatory applications and related timelines, including potential U.S. Food and Drug Administration (FDA) approval of the New Drug Application (NDA) for LIQ861, the timeline or outcome related to our patent litigation pending in the U.S. District Court for the District of Delaware or its inter partes review with the Patent Trial and Appeal Board, the issuance of patents by the USPTO and our ability to execute on our strategic or financial initiatives, involve significant risks and uncertainties and actual results could differ materially from those expressed or implied herein. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks discussed in our and Liquidia Corporation’s filings with the Securities and Exchange Commission, including the risk that our proposed acquisition of RareGen, LLC is not consummated or that the expected benefits and synergies from the proposed acquisition are not realized, the impact of the coronavirus (COVID-19) outbreak on our company and our financial condition and results of operations, as well as a number of uncertainties and assumptions. Moreover, we operate in a very competitive and rapidly changing environment and our industry has inherent risks. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Nothing in this press release should be regarded as a representation by any person that these goals will be achieved, and we undertake no duty to update our goals or to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

Contact Information

Media:
Michael Parks
Corporate Communications
484.356.7105
michael.parks@liquidia.com

Investors:
Jason Adair
Vice President, Corporate Development and Strategy
919.328.4400
jason.adair@liquidia.com